     SUPPLEMENT NO. 2 dated March 12, 2004

TO   PROSPECTUS dated November 1, 2003


FOR STATE STREET RESEARCH GLOBAL RESOURCES FUND A SERIES OF STATE STREET RESEARCH EQUITY TRUST


     AVAILABILITY OF SHARES

     As of April 2004, shares of the fund will be available on a limited basis to new and existing shareholders through certain brokers and other financial professionals. Fund shares are also available through the reinvestment of dividends and distributions by shareholders.

     The fund reserves the right to accept new investments or suspend the sale of shares from time to time without further notice or supplement to the prospectus. The offering of shares will be determined on the basis of the fund's ability to effectively manage the addition of new investments in accordance with the fund's investment strategy. Management of the fund can be affected by the limited availability of small capitalization stocks and changes in related market conditions, among other factors.

     For further information, please contact your broker or other financial professional or call the State Street Research Service Center at 1-87-SSR-FUNDS (1-877-773-8637).


                                                                    GR-8377-0304
[STATE STREET RESEARCH LOGO]                     Control Number: (exp1104)SSR-LD